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                                                                   EXHIBIT 10.29

                                RAINMAKER SYSTEMS

                         AMENDMENT TO STATEMENT OF WORK

                               DELL PRODUCTS L.P.

     This amendment serves to extend the Original Statement of Work ("SOW") dated January 29, 2002. Unless otherwise terminated, this amendment shall continue for an initial term of two (2) years, beginning on January 29, 2003 and then will automatically renew for additional one (1) year terms. Either party may provide the other with ninety (90) days written notice of termination of this Agreement.

DELL PRODUCTS, L.P.                          RAINMAKER SYSTEMS, INC.

By: /s/ Michael Sheehan                      By: /s/ Martin Hernandez
   ----------------------------------           -----------------------------
   Signature                                    Signature

   Michael Sheehan                              Martin Hernandez
   ----------------------------------           -----------------------------
   Name (Print)                                 Name (Print)

                                                Chief Operating Officer
   ----------------------------------           -----------------------------
   Title                                        Title

   1/16/03                                      1/10/03
   ----------------------------------           -----------------------------
   Date                                         Date